                                AMENDMENT NO. 12

                             PARTICIPATION AGREEMENT

     The Participation Agreement (the "Agreement"), dated June 1, 1998, by and among AIM Variable Insurance Funds, a Delaware trust, A I M Distributors, Inc., a Delaware corporation, American General Life Insurance Company ("Life Company"), a Texas life insurance company and American General Equity Services Corporation ("AGESC"), a Delaware corporation, and collectively (the "Parties"), is hereby amended as follows. All capitalized terms not otherwise defined in this Amendment, shall have the same meaning as described in the Agreement.

     WHEREAS, on March 31, 2008, A I M Distributors, Inc. was renamed Invesco Aim Distributors, Inc. and all references to A I M Distributors, Inc. will hereby be deleted and replaced with Invesco Aim Distributors, Inc.; and

     WHEREAS, the Parties desire to amend the Agreement to add to Schedule A of the Agreement the contracts of the Life Company relating to the Life Company's AIG Income Advantage Select, Form No. 08704.

     NOW, THEREFORE, in consideration of their mutual promises, the Parties agree as follows:

1. Except as amended herein, the Agreement is hereby ratified and confirmed in all respects.

2. Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   SCHEDULE A

                                            SEPARATE ACCOUNTS
FUNDS AVAILABLE UNDER                       UTILIZING SOME OR                  POLICIES/CONTRACTS FUNDED BY
THE POLICIES                                 ALL OF THE FUNDS                      THE SEPARATE ACCOUNTS
----------------------------------   --------------------------------   -------------------------------------------
AIM V.I. International Growth Fund   American General Life Insurance    Platinum Investor I
AIM V.I. Core Equity Fund            Company Separate Account VL-R      Flexible Premium Variable Life
(AIM V.I. Premier Equity merged      Established: May 1, 1997           Insurance Policy
into AIM V.I. Core Equity)                                              Policy Form No. 97600

                                                                        Platinum Investor II
                                                                        Flexible Premium Variable Life
                                                                        Insurance Policy
                                                                        Policy Form No. 97610

                                                                        Corporate America
                                                                        Flexible Premium Variable Life
                                                                        Insurance Policy
                                                                        Policy Form No. 99301

                                                                        Platinum Investor Survivor Last Survivor
                                                                        Flexible Premium Variable Life
                                                                        Insurance Policy
                                                                        Policy Form No. 99206

                                                                        Platinum Investor Survivor II Last Survivor
                                                                        Flexible Premium Variable Life
                                                                        Insurance Policy
                                                                        Policy Form No. 01206

                                                                        Platinum Investor III
                                                                        Flexible Premium Variable Life
                                                                        Insurance Policy
                                                                        Policy Form No. 00600

                                                                        Platinum Investor PLUS Flexible
                                                                        Premium Variable Life Insurance
                                                                        Policy
                                                                        Policy Form No. 02600

                                                                        Platinum Investor FlexDirector
                                                                        Flexible Premium Variable Life
                                                                        Insurance Policy
                                                                        Policy Form No. 03601

AIM V.I. International Growth Fund   American General Life Insurance    Platinum Investor IV
AIM V.I. Core Equity Fund            Company Separate Account VL-R      Flexible Premium Variable Life
(AIM V.I. Premier Equity merged      Established: May 1, 1997           Insurance Policy
into AIM V.I. Core Equity)           (continued)                        Policy Form No. 04604
(continued)
                                                                        Legacy Plus
                                                                        Flexible Premium Variable Life
                                                                        Insurance Policy
                                                                        Policy Form No. 98615

AIM V.I. International Growth Fund                                      Platinum Investor VIP
                                                                        Flexible Premium Variable Universal
                                                                        Life Insurance Policy
                                                                        Policy Form No. 05604

                                                                        AIG Corporate Investor VUL
                                                                        Flexible Premium Variable Life
                                                                        Insurance Policy
                                                                        Policy Form No. 99301

                                                                        AG Legacy Plus
                                                                        Flexible Premium Variable Life
                                                                        Insurance Policy
                                                                        Policy Form No. 99616

AIM V.I. Global Real Estate Fund                                        AIG Income Advantage VUL
AIM V.I. International Growth Fund                                      Flexible Premium Variable Life
                                                                        Insurance Policy
                                                                        Policy Form No. 07704

                                                                        AIG Protection Advantage VUL
                                                                        Flexible Premium Variable Life
                                                                        Insurance Policy
                                                                        Policy Form No. 07921

                                                                        AIG Income Advantage Select
                                                                        Flexible Premium Variable Life
                                                                        Insurance Policy
                                                                        Policy Form No. 08704

AIM V.I. Capital Appreciation Fund                                      The One VUL Solution
AIM V.I. Government Securities Fund                                     Flexible Premium Variable Life
AIM V.I. High Yield Fund                                                Insurance Policy
AIM V.I. International Growth Fund                                      Policy Form No. 99615

AIM V.I. International Growth Fund   American General Life Insurance    Platinum Investor Variable Annuity
AIM V.I. Core Equity Fund            Company Separate Account D         Policy Form No. 98020
(AIM V.I. Premier Equity merged      Established: November 19, 1973
into AIM V.I. Core Equity)                                              Platinum Investor Immediate Variable
                                                                        Annuity
                                                                        Policy Form No. 03017

     3. Schedule B of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   SCHEDULE B

          -    AIM VARIABLE INSURANCE FUNDS

               AIM V.I. Core Equity Fund
               AIM V.I. International Growth Fund
               AIM V.I. Global Real Estate Fund

Effective Date: September 15, 2008

                                        AIM VARIABLE INSURANCE FUNDS


Attest: /s/ Peter Davidson              By: /s/ John M. Zerr
        -----------------------------       ------------------------------------
Name: Peter Davidson                    Name: John M. Zerr
Title: Assistant Secretary              Title: Senior Vice President


                                        INVESCO AIM DISTRIBUTORS, INC.


Attest: /s/ Peter Davidson              By: /s/ John S. Cooper
        -----------------------------       ------------------------------------
Name: Peter Davidson                    Name: John S. Cooper
Title: Assistant Secretary              Title: President


                                        AMERICAN GENERAL LIFE INSURANCE COMPANY


Attest: /s/ Lauren W. Jones             By: /s/ Gary W. Parker
        -----------------------------       ------------------------------------
Name: Lauren W. Jones                   Name: Gary W. Parker
Title: Assistant Secretary              Title: EVP and Chief Product Officer

(Corporate Seal)


                                        AMERICAN GENERAL EQUITY SERVICES
                                        CORPORATION


Attest: /s/ Lauren W. Jones             By: /s/ Mark R. McGuire
        -----------------------------       ------------------------------------
Name: Lauren W. Jones                   Name: Mark R. McGuire
Title: Assistant Secretary              Title: Senior Vice President

(Corporate Seal)


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